SAKURA 3 Open-Label Phase 3 Safety Study with DaxibotulinumtoxinA for Injection (RT002) for the  Treatment of Moderate to Severe Glabellar Lines   Topline Results Presented by Dan Browne, Co-Founder, President & CEO, and Roman G. Rubio, MD, Senior Vice President of Clinical Development 4 December 2018 Exhibit 99.2

Forward-Looking Statements / Safe Harbor / Market Data “Revance Therapeutics”, TransMTS, “Remarkable Science. Enduring Performance”, and the Revance logo are registered trademarks of Revance Therapeutics, Inc. All other trademarks or registered trademarks are the property of their respective owners.This presentation contains forward-looking statements, including statements related to: the process and timing of anticipated future clinical development of our product candidates; our business strategy, goals, plans and prospects; timing and outcome of our clinical trials, including the SAKURA 3 study of RT002; timing of our potential BLA submission for RT002 to treat glabellar (frown) lines and commercial potential of our client candidates, potential receipt of milestones and royalties on potential future sales of RT002 under the license with Fosun Pharma; our ability to obtain regulatory approval; the potential therapeutic and economic benefits and value of our product candidates and our technologies; demand for our product candidates and drivers of demand; market size, adoption rate and potential revenue; growth opportunities and product pipeline; our business strategy, timeline and other goals and market for our anticipated products, plans and prospects; our ability to leverage our investment in our development and manufacturing platform; and our intellectual property strategy. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from our expectations. These risks and uncertainties include, but are not limited to: the outcome, cost and timing of our product development activities and clinical trials; the uncertain clinical development process, including the risk that clinical trials may not have an effective design or generate positive results, or that positive results would assure regulatory approval or commercial success of our product candidates; that we may not obtain the anticipated financial and other benefits of the license agreement with Fosun Pharma; our ability to obtain and maintain regulatory approval of our product candidates; our ability to obtain funding for our operations; our plans to research, develop and commercialize our product candidates; our ability to achieve market acceptance of our product candidates; unanticipated costs or delays in research, development and commercialization efforts the size and growth potential of the markets for our product candidates; our ability to successfully commercialize our product candidates and the timing of commercialization activities; the rate and degree of market acceptance of our product candidates; our ability to develop sales and marketing capabilities; the accuracy of our estimates regarding expenses, future revenues, capital requirements and needs for financing; and our ability to continue obtaining and maintaining intellectual property protection for our product candidates. These and other risks are described in the “Risk Factors” section of our Form 10-Q filed with the Securities and Exchange Commission on November 2, 2018. This presentation also includes information about the global neuromodulator market, including growth and trends, that is based on various publicly available sources and on a number of assumptions and limitations. The industry data and third-party overview included in this presentation have been obtained from sources believed to be reliable, but we have not independently verified such information and assume no responsibility for the accuracy of such information. In addition, projections, assumptions and estimates of the future performance of the global neuromodulator market are necessary subject to a higher degree of uncertainty and risk due to a variety of factors, including those described above and in the “Risk Factors” section of our Form 10-Q filed with the Securities and Exchange Commission on November 2, 2018. The “Risk Factors” section of our Form 10-Q speaks only as of the date thereof. The forward-looking statements and market data in this presentation speak only as of the date hereof or the date specified. Revance disclaims any obligation to update such forward-looking statements and also disclaims any obligation to update or correct such market data.

Fosun Group is one of China’s largest private industrial and investment conglomerates Upfront: $30M Total milestones: $200M+ Tiered royalties: low-double-digit up to high-teens There will be no transfer of intellectual property Fosun Pharma has exclusive rights to develop, commercialize & distribute RT002 in the territory Conduct and fund clinical studies necessary for regulatory approval of RT002 in the territory Revance will supply finished drug product for both the clinical and commercial activities Licensing Agreement - Ideal Partnership for RT002 in China, Hong Kong and Macau for all potential aesthetic and therapeutic indications

SAKURA 3 Open-Label Safety Study Top-Line Results with RT002 in Glabellar Lines

SAKURA 3

Completion of the largest-ever aesthetic neuromodulator clinical program paves the way for BLA filing 1H 2019

SAFETY – Well-tolerated across 3,800 treatments in glabellar (frown) lines

- Adverse events were mild, localized and transient
- Rate of treatment related AEs decreased over successive treatments
- Eyelid Ptosis rate less than 1% per treatment

EFFICACY – Greater than 95% response rate at Week 4 (by investigator)

- Greater than 90% response at Week 1 (by investigator)
- Efficacy exceeded or was comparable to that seen in SAKURA 1 & 2

DURATION – Median time to return to baseline was 28 weeks

- Results demonstrated consistency across treatment cycles

CONSISTENCY – Safety, efficacy and duration exceeded or was comparable to that seen in SAKURA 1 & 2

- Safety profile consistent with SAKURA 1 & 2 and other approved neuromodulators
- Extended duration of effect across all treatment groups; including age and toxin treatment experience

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Open-Label Phase 3 Safety Study Results Presented by Roman G. Rubio, MD Senior Vice President of Clinical Development

SAKURA Clinical Trial – Largest-Ever Aesthetic Neuromodulator Clinical Program *U.S. only **U.S. and Canada SAKURA 1 Pivotal: 36 Weeks N = 303 Treatment Centers: 15* DAXI 201 Placebo 102 SAKURA 3 Open-Label, Long-term Safety: 84 Weeks Total: Over 2,800 patients received more than 4,200 DAXI 40U treatments across Phase 1 – 3 GL program SAKURA 2 Pivotal: 36 Weeks N = 306 Treatment Centers: 15** DAXI204 Placebo 102 DAXI Treatment Cycle 1 (36 wks) DAXI Treatment Cycle 2 (36 wks) DAXI Treatment Cycle 3 (12 wks) N = 2,691 Treatment Centers: 66** 2,380 882 568 Total Number of DAXI Treatment Cycles 3,830

Study Objective and Endpoints 1 Safety evaluable population includes all subjects exposed to the investigational product 2 Conducted for overall trial summary and by treatment period Study Objective: To evaluate the long-term safety of DaxibotulinumtoxinA for Injection (RT002) for the treatment of moderate-to-severe glabellar lines following single and repeat administration Safety Endpoints1 Incidence, severity and relationship to trial drug of: Treatment-emergent adverse events during each treatment and the trial overall Treatment-emergent serious adverse events during each treatment and the trial overall Key Effectiveness Endpoints2 Proportion of subjects with a score of 0 or 1 (None or Mild) as evaluated by IGA-FWS and PFWS over time Proportion of subjects with a ≥2 point improvement from baseline on both IGA-FWS and PFWS over time Time to loss of None or Mild on both IGA-FWS and PFWS Time to return to, or worse than, baseline on both IGA-FWS and PFWS Proportion of subjects with a ≥1 point improvement on GAIS as evaluated by investigator and subject over time

SAKURA 1 and 2 Study Designs Two Pivotal Phase 3 Studies identical in design (total N = 609) evaluating the Efficacy and Safety of DaxibotulinumtoxinA for Injection over 36 Weeks for the Treatment of Moderate-to-Severe Glabellar Lines at 30 sites across U.S. and Canada N=303 2:1 Randomization Week 0 1 2 4 24 36 Primary Endpoint Single Administration Last Mandatory Visit † Final Visit DaxibotulinumtoxinA 40U (n=201) Placebo (n=102) N=306 2:1 Randomization DaxibotulinumtoxinA 40U (n=204) Placebo (n=102) SAKURA 1 SAKURA 2 Visit every 4 weeks Visit every 4 weeks †Subjects eligible for retreatment beginning at Week 24 when both IGA-FWS and PFWS return to baseline

SAKURA 3 Open-Label Safety (OLS) Study Design A prospective, 84 week Open-Label, Repeat Dose Study evaluating the Safety and Effectiveness of DaxibotulinumtoxinA for Injection to Treat Moderate-to-Severe Glabellar Lines conducted at 66 sites across U.S. and Canada DAXI 40U Treatment 3 DAXI 40U Treatment 1 De Novo Subjects SAKURA 1 and 2 Subjects 36 Week Follow up † 36 Week Follow up † 12 Week Follow up Eligible Number of Treatments in OLS 2 1 3 Single Rx Group Multiple Rx Group DAXI 40U Treatment 2 †Subjects eligible for retreatment beginning at Week 12 when both IGA-FWS and PFWS return to baseline SAKURA 3 Open-Label Safety Study Subjects evaluated at Baseline, Weeks 1, 2, 4 and every 4 weeks through Week 36 for treatment cycle 1 and 2, and through Week 12 for treatment cycle 3 N = 477 N = 556 N = 1,658 Total N = 2,691

Frown Wrinkle Severity Scales Both investigators and subjects trained at trial initiation on a validated 4-point Wrinkle Severity Scale to assess severity of glabellar frown lines At entry, subjects were required to have glabellar line wrinkle severity of either Moderate or Severe as assessed by both investigator and subject Utilized across SAKURA 1, 2 and 3 Studies IGA-FWS Rating Score Frown Wrinkle Severity 0 None 1 Mild 2 Moderate 3 Severe PFWS Rating Score Frown Wrinkle Severity Description 0 None No wrinkles 1 Mild Very shallow wrinkles 2 Moderate Moderate wrinkles 3 Severe Deep wrinkles Investigator Global Assessment-Frown Wrinkle Severity (IGA-FWS) Scale Patient Frown Wrinkle Severity (PFWS) Scale

Disposition N (%) Number of Subjects Enrolled 2,691 Number of Subjects who Completed Study 2,314 (86.0%) Number of Subjects who Discontinued Study 377 (14.0%) Reasons for Discontinuation Withdrawal by Subject 196 (7.3%) Lost to Follow up 99 (3.7%) Protocol Deviation 53 (2.0%) Other 15 (0.6%) Investigator Discretion 8 (0.3%) Adverse Event 5 (0.2%) Death* 1 (0.04%) Subject Disposition SAKURA 3 OLS had high completion rate across treatment cycles *Secondary to Homicide

Total in SAKURA 3 Number of Subjects 2,691 DAXI 40U Treatment Received in OLS Treatment Cycle #1 2,380 Treatment Cycle #2 882 Treatment Cycle #3 568 Total Number of Treatments 3,830 Subject Disposition SAKURA 3 OLS enrolled nearly 2,700 subjects to fulfill FDA requirement of at least 2,100 single treatments and 500 triple treatments

Demographics SAKURA 1 & 2 DAXI Pooled (N=405) SAKURA 3 OLS (N=2691) Female, n (%) 357 (88.1%) 2383 (88.6%) Age (years), mean (SD) range [min, max] 50.2 (1.46) [21, 74] 49.5 (11.27) [21, 86] Race White 353 (87.2%) 2407 (89.4%) Black/African American 19 (4.7%) 129 (4.8%) Asian 18 (4.4%) 73 (2.7%) Other 15 (3.7%) 82 (3.0%) Ethnicity Hispanic/Latino 66 (16.2%) 516 (19.2%) Not Hispanic/Latino 339 (83.5%) 2175 (80.8%) The SAKURA program evaluated a diverse Treatment Population with DAXI across all 3 Phase 3 studies

Baseline Characteristics SAKURA 1 & 2 DAXI Pooled (N=405) SAKURA 3 OLS (N=2691) Prior BoNT-A*, n (%) 213 (52.6) 1074 (39.9%) Months since last BoNT-A* mean (SD) range 27.4 (1.59) [7, 205] 34.9 (41.78) [0.2, 320] PFWS at Maximum Frown Moderate 226 (55.8) 1482 (55.1%) Severe 179 (44.2%) 1208 (44.9%) IGA-FWS at Maximum Frown Moderate 252 (62.2%) 1652 (61.4%) Severe 153 (37.8%) 1039 (38.6%) *Botulinum toxin type A SAKURA 3 OLS enrolled both BoNT-A* treatment-experienced and BoNT-A treatment-naïve subjects to reflect real world treatment population

Summary of Adverse Events Regardless of Causality SAKURA 3 OLS Compared with SAKURA 1 and 2 SAKURA 1 & 2 DAXI Pooled (N=406) n (%) SAKURA 3 OLS (N=2691) n (%) Death* 0 1 (<0.1%) Serious AEs (SAE) 4 (1.0%) 29 (1.1%) Subjects with any AE 166 (40.9) 1043 (38.8%) Mild 124 (30.5%) 739 (27.5%) Moderate 36 (8.9%) 267 (9.9%) Severe 6 (1.5%) 37 (1.4%) Subjects with any AE leading to Study Discontinuation 0 5 (0.2%) Treatment-Related Adverse Events** Subjects with any Treatment-Related AE 78 (19.2%) 480 (17.8%) Treatment-Related SAE 0 0 * Secondary to homicide **Considered by investigator to be possibly, probably or definitely related to the treatment. The Majority of AEs were Mild in Severity with No Treatment-Related SAEs across the SAKURA Program

Adverse Events Regardless of Causality (≥2% in OLS) SAKURA 3 OLS Compared with SAKURA 1 and 2 Preferred Term SAKURA 1 & 2 Pooled (N=406) n (%) SAKURA 3 OLS (N=2691) n (%) Headache 37 (9.1%) 158 (5.9%) Nasopharyngitis 17 (4.2%) 119 (4.4%) Injection site pain 15 (3.7%) 105 (3.9%) Injection site erythema 5 (1.2%) 90 (3.3%) Injection site oedema 5 (1.2%) 76 (2.8%) Erythema 1 (0.2%) 56 (2.1%) Upper respiratory tract infection 11 (2.7%) 55 (2.0%) AEs were uncommon and occurred with a similar frequency in SAKURA 3 as in placebo-controlled SAKURA 1 and 2 studies

Treatment-Related Adverse Events (≥1% in OLS) SAKURA 3 OLS Compared with SAKURA 1 and 2 AE Incidence Rates DAXI 40U Treatments in SAKURA 3 Preferred Term SAKURA 1 & 2 Pooled (N=406) n (%) SAKURA 3 (N=2691) n (%) Treatment Cycle 1 (N=2380) n (%) Treatment Cycle 2 (N=882) n (%) Treatment Cycle 3 (N=568) n (%) All Treatments (N=3830) n (%) Any Treatment-Related AE 78 (19.2%) 480 (17.8%) 400 (16.8%) 86 (9.8%) 40 (7.0%) 526 (13.7%) Headache 26 (6.4%) 124 (4.6%) 102 (4.3%) 13 (1.5%) 12 (2.1%) 127 (3.3%) Injection site pain 15 (3.7%) 98 (3.6%) 81 (3.4%) 18 (2.0%) 7 (1.2%) 106 (2.7%) Injection site erythema 5 (1.2%) 81 (3.0%) 64 (2.7%) 22 (2.5%) 8 (1.4%) 94 (2.5%) Injection site oedema 6 (1.5%) 76 (2.8%) 56 (2.7%) 21 (2.4%) 9 (1.6%) 86 (2.2%) Eyelid ptosis* 9 (2.2%) 34 (1.3%) 23 (1.0%) 7 (0.8%) 4 (0.7%) 34 (0.9%) * 29 (85%) cases mild severity, 5 (15%) cases moderate severity. Median resolution time is 44 days. Treatment-Related Adverse Event Rate was Low and Decreased with Successive Treatments in SAKURA OLS

None or Mild Response Rate over Time on IGA-FWS and PFWS WEEK SAKURA 1 & 2 Pooled (%) n=405 SAKURA 3 Treatment Cycle ONE (%) n=2380 TWO (%) n=882 THREE (%) n=568 1 93.8 91.8 91.5 92.3 2 95.8 96.6 93.9 96.1 4 97.5 95.8 96.6 97.7 8 93.1 91.6 92.2 93.7 12 86.2 81.2 83.9 84.5 16 72.6 67.6 59.4 -- 20 53.8 50.3 45.2 -- 24 32.3 34.0 32.7 -- 28 15.1 22.6 20.9 -- 32 7.7 15.0 10.4 -- 36 4.0 7.3 4.8 -- Investigator Assessment (IGA-FWS) Patient Assessment (PFWS) WEEK SAKURA 1 & 2 Pooled (%) n=405 SAKURA 3 Treatment Cycle ONE (%) n=2380 TWO (%) n=882 THREE (%) n=568 1 86.4 85.1 87.2 88.4 2 91.9 92.0 90.0 92.1 4 91.1 91.6 92.3 93.1 8 84.9 82.4 83.0 85.0 12 72.1 68.4 69.7 74.3 16 55.3 52.5 44.8 -- 20 40.2 36.6 34.8 -- 24 22.7 26.5 22.9 -- 28 11.1 18.5 16.0 -- 32 5.7 12.7 8.5 -- 36 1.7 7.2 3.4 -- Robust Response Rates Observed on Key None or Mild Outcome Measure Maintained Across SAKURA 3 OLS Treatment Cycles

None or Mild Response Rate by IGA-FWS over Time SAKURA 3 OLS Compared with SAKURA 1 and 2 SAKURA 1, 2, and 3 Study Outcomes for None or Mild Response on IGA-FWS Consistent Between Studies and Treatment Cycles

None or Mild Response Rate by PFWS over Time SAKURA 3 OLS Compared with SAKURA 1 and 2 SAKURA 1, 2, and 3 Study Outcomes for None or Mild Response on PFWS Consistent Between Studies and Treatment Cycles

Proportion of Subjects Who Achieve ≥2 Point Composite Response at Max Frown at Week 4 in SAKURA 1, 2, and 3 Two-Point Composite Response Comparable Across Studies and Treatment Cycles SAKURA 1 and 2 SAKURA 3 OLS * p<0.001 vs placebo of 0% (SAKURA 1) and 1% (SAKURA 2)

Time to Loss of None or Mild Wrinkle Severity on Both IGA-FWS and PFWS SAKURA 3 OLS Compared with SAKURA 1 and 2 Data shown include Treatment 1 for OLS Group B (i.e, De Novo + Received Placebo in SAKURA 1 or 2), Treatment 2 for both Groups A and B, and results from SAKURA 1 and 2 studies. Median Duration of 24 Weeks Achieved in SAKURA 3 Treatment Cycles 1 and 2 Confirms Time to Loss of None or Mild Observed in SAKURA 1 and 2

Time to Return to Baseline on Both IGA-FWS and PFWS SAKURA 3 OLS Compared with SAKURA 1 and 2 Data shown are for the first two Treatments of OLS Group B (i.e, De Novo + Received Placebo in SAKURA 1 or 2), and results from SAKURA 1 and 2 studies. Median Duration of 28 Weeks Achieved in SAKURA 3 Treatment Cycles 1 and 2 Confirms Time to Return to Baseline Observed in SAKURA 1 and 2

Investigator and Subject Assessment of Improvement by Study Global Aesthetic Improvement Scale (GAIS)* Both Investigator and Subject Assessment of Improvement (Score ≥ +1) on GAIS Remained Consistently High at Week 4 Across SAKURA 1, 2, and 3 OLS Investigator GAIS Subject GAIS % of Subjects *7-Point Wrinkle Improvement Scale: +3=Very much improved, +2=Much Improved, +1=Improved, 0=No Change, -1=Worse, -2=Much worse, -3=Very much worse

Median Time to Loss of None or Mild on Both IGA-FWS and PFWS by Subgroup No Prior Toxin (n=1617) Prior Toxin (n=1074) All (n=2691) Treatment Duration of 24 Weeks Achieved Regardless of Age and Prior Toxin Experience

Median Time to Return to Baseline on Both IGA-FWS and PFWS by Subgroup No Prior Toxin (n=1617) Prior Toxin (n=1074) All (n=2691) Treatment Duration of 28 Weeks Achieved in <65 yrs Subgroup and Regardless of Prior Toxin Experience, with Duration Extended to 31.4 Weeks in 65 yrs or Older Subgroup

BASELINE Week 16 Week 24 Example 2-Point Improvement by IGA-FWS & PFWS at Week 4 Two Point Sustained Duration of Effect through Week 16 and 1-point Improvement Sustained Through Week 24 in 23 year old Female Week 4 IGA-FWS: 0 PFWS: 0 IGA-FWS: 0 PFWS: 0 IGA-FWS: 1 PFWS: 1 IGA-FWS: 2 PFWS: 2

BASELINE Week 16 Week 24 Example 2-Point Improvement by IGA-FWS & PFWS at Week 4 Week 4 IGA-FWS: 0 PFWS: 0 IGA-FWS: 1 PFWS: 1 IGA-FWS: 1 PFWS: 2 IGA-FWS: 2 PFWS: 2 One Point Improvement Sustained through Week 24 by Investigator Assessment in 44 yo Female

BASELINE Week 16 Week 24 Example 2-Point Improvement by IGA-FWS & PFWS at Week 4 Week 4 IGA-FWS: 0 PFWS: 0 IGA-FWS: 0 PFWS: 1 IGA-FWS: 1 PFWS: 2 IGA-FWS: 2 PFWS: 2 One Point Sustained Duration of Effect through Week 24 by Investigator Assessment in 53 yo Male

Safety Summary – 1 DaxibotulinumtoxinA for Injection SAKURA 3 OLS confirmed the safety profile of DaxibotulinumtoxinA for Injection (DAXI) 40U established in the SAKURA 1 and 2 pivotal studies, with no new tolerability or safety concerns reported, and stable or decreasing rates of AEs following repeat dosing from treatment cycle 1 through treatment cycle 3 A total of 3830 DAXI treatments with DAXI 40U were administered to 2691 subjects in SAKURA OLS No evidence of cumulative AEs over 3 treatment cycles, suggesting the safety profile of DAXI remained stable after repeated dosing Adverse Events (AEs) regardless of causality were experienced in a similar proportion of subjects (39%) in SAKURA 3 OLS, which enrolled 2691 subjects, compared with the placebo-controlled SAKURA 1 and 2 studies (41%) with 406 subjects who received DAXI 40U Majority of AEs were mild in severity with most considered to be unrelated to treatment The most common AEs reported were headache (5.9% subjects), nasopharyngitis (4.4%) and injection site pain (3.9%) Serious AEs occurred at a similar rate in SAKURA 3 OLS (1.1%) as in SAKURA 1 and 2 (1.0%) and none were related to treatment across the entire SAKURA program

Safety Summary – 2 DaxibotulinumtoxinA for Injection Treatment-related Adverse Events were experienced in fewer treatments (≈14%) in SAKURA 3 OLS across 66 clinical trial sites, compared with the pivotal SAKURA 1 and 2 studies (≈18%) conducted at 30 sites The most frequently occurring treatment-related AEs were headache (4.6% of subjects), injection site pain (3.6%) and injection site erythema (3.0%) and no treatment related SAEs were observed across the entire SAKURA program Progressively lower percentages of subjects experienced treatment-related AEs following successive treatments: Treatment cycle 1 = 16.8%, Treatment cycle 2 = 9.8%, and Treatment cycle 3 = 7.0% Eyelid Ptosis Low rate of eyelid ptosis observed of 0.9% (34 treatment-related events in 3830 treatments), and occurred in 1.3% of subjects at 66 sites. This compares to a rate of 2.2% in 405 subjects treated in SAKURA 1 and 2 Rate decreased with subsequent DAXI treatment cycles: Treatment 1 = 1.0% ; Treatment 2 = 0.8%; Treatment 3 = 0.7% All but one eyelid ptosis was unilateral in presentation; the majority (85%) were mild in severity with a median duration of 44 days

Efficacy Summary DaxibotulinumtoxinA for Injection SAKURA 3 OLS demonstrated efficacy that exceeded or was comparable to that seen in the SAKURA 1 and 2 pivotal studies with DAXI at a dose of 40U. Efficacy of DAXI was highly consistent across successive treatment cycles and multiple endpoints evaluating both response rates and duration of effect. Efficacy results in SAKURA program results represent the highest responder rates and longest duration of effect observed in registration trials for moderate to severe glabellar lines Effectiveness of DAXI was maintained beyond a single treatment with a very high proportion of subjects meeting the treatment goal of None or Mild wrinkle as early as Week 1 None or Mild response rates increased through Week 4 across all 3 treatment cycles to at least 95% of investigators on IGA-FWS and 91% of subjects on PFWS, confirming the robust response observed in SAKURA 1 and 2 Subjects in SAKURA 3 achieved a high ≥2-point composite response rate at week 4 which increased with each successive treatment cycle: Treatment cycle 1 = 73.2%, treatment cycle 2 = 77.7% and treatment cycle 3 = 79.6% SAKURA 3 OLS results confirm the high rate of ≥2-point composite response observed at week 4 in subjects participating in the placebo-controlled SAKURA 1 and 2 studies of 73.6% and 74.0%, respectively

Duration of Effect Summary DaxibotulinumtoxinA for Injection SAKURA OLS results confirm the long duration of clinical benefit observed with the 40U dose of DAXI in SAKURA 1 and 2 and demonstrate consistency across treatment cycles. Median time to return to baseline GL severity was 28 weeks in treatment cycles 1 and 2 and is also consistent with the time taken to loss of complete treatment effect observed in the pivotal SAKURA 1 and 2 studies Median time to loss of none or mild wrinkle severity was 24 weeks in SAKURA 3 OLS treatment cycles 1 and 2 as evaluated by both investigator and subject and identical to duration of clinical benefit observed in SAKURA 1 and 2 Duration of effect in Age and Prior Toxin Exposure subgroups similar or greater than overall SAKURA 3 population, demonstrating predictability and consistency of DAXI in treatment of GL By Age Time to return to baseline wrinkle severity in subjects aged 65 or older was 31 weeks, compared with 28 weeks for subjects less than 65 years and for the overall SAKURA 3 population Subjects aged 65 or greater experienced the same time to loss of none or mild wrinkle severity with a median duration of 24 weeks as those subjects less than 65 years and the overall SAKURA population By Prior Toxin Exposure Median time to return to baseline wrinkle severity was 28 weeks and median time to loss of none or mild wrinkle severity was 24 weeks regardless of prior BoNTA exposure at the time of DAXI treatment

U.S. Neuromodulator Molecular Landscape RT002 and onabotulinumtoxinA have a nearly identical amount of core active ingredient

Commercial-Ready Manufacturing Platform Located in the U.S. US Based Manufacturing for both Drug Substance and Drug Product State-of-the-Art Commercial-ready cGMP facility CMC/Analytics: US Select Agent License Drug Substance Capability to manufacture botulinum neurotoxin type A from 150 kD to 900 kD Drug Product End-to-end drug formulation, filling, lyophilization and packaging

RT002 NEUROSCIENCE Cervical Dystonia Plantar Fasciitis Upper Limb Spasticity Chronic Migraine Preclinical Phase 1 Phase 2 Phase 3 RT002 AESTHETICS Glabellar (Frown) Lines Forehead Lines Lateral Canthal Lines (Crow’s Feet) Expanding Studies of RT002 – Seven in Total New for 2019 New for 2019 File 1H 2019 Launch 2020

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